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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Report of The Men's Wearhouse, Inc. (the "Company") on Form 10-Q for the period ending August 2, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neill
P. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U. S.
C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirement of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



Dated:  September 16, 2003
                                     By      /s/ NEILL P. DAVIS
                                       ----------------------------------------
                                                 Neill P. Davis
                                            Executive Vice President,
                                           Chief Financial Officer and
                                           Principal Financial Officer